Volato Group Announces Resolution of Non-Compliance with the NYSE American Rules

Atlanta, GA – December 24, 2024 – Volato Group, Inc. (the “Company” or “Volato”) (NYSE American: SOAR), a leader in private aviation innovation, today announced it received from NYSE Regulation a Warning Letter (the “Letter”) as provided under Section 1009(a) of the NYSE American LLC Company Guide (the “Company Guide”) describing the Company’s failure to comply with Sections 301 and 713 of the Company Guide. Section 301 of the Company Guide prohibits a listed company from issuing, or authorizing its transfer agent or registrar to issue or register, additional securities of a listed class until it has filed an application for the listing of such additional securities and received notification from the NYSE American that the securities have been approved for listing. Section 713 of the Company Guide requires stockholder approval when additional shares to be issued in connection with a transaction involve the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of outstanding stock for less than the greater of book or market value of the stock. As noted in the Letter, the Company issued approximately 16 million shares of Class A common stock between November 2024 and December 2024 pursuant to a Settlement Agreement and Stipulation Dated November 4, 2024, that NYSE has determined were in violation of these provisions.

The Company is implementing additional controls to avoid violations of such NYSE rules in the future.

The Company has been advised by NYSE Regulation that, following the filing of this press release and the associated Current Report on Form 8-K, this matter is resolved.

About Volato
Volato (NYSE American: SOAR) is an aviation company advancing the industry with innovative solutions in aviation software and on-demand flight access. Volato’s proprietary Mission Control software drives efficiency across operations and supports operators in managing fractional ownership, charter, and other services. Volato’s Vaunt platform connects travelers with available private flights, offering a flexible option for on-demand travel. With a commitment to advanced technology and customer-focused solutions, Volato is building scalable tools to elevate service quality and operational effectiveness in private aviation.
For more information about Volato, please visit www.flyvolato.com.

Forward Looking Statements
This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by words, or variation of words, such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements provide our current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the challenges associated with executing our growth strategy, including expected deliveries of aircraft and related sales, and developing, marketing and consistently delivering high-quality services that meet customer expectations. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.
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